Supplement dated March 14, 2014
to the Statement of Additional Information
for Principal Funds, Inc.
dated December 30, 2013

(as supplemented on January 2, 2014 and March 7, 2014)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS

Delete the final sentence under Executive Committee and substitute:

The Executive Committee held four meetings during the last fiscal year.

In the table under Management Information, the following directors should be designated as members of the 15(c) Committee under the “Position(s) Held with Fund” column as of January 30, 2014: Craig Damos, Mark A. Grimmett, Fritz S. Hirsch and Tao Huang.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisors

On or about April 1, 2014, add the following:

Sub-Advisor: Graham Capital Management, L.P. is majority-owned by KGT Investment Partners, LLC, which is ultimately owned by Graham’s founder, Kenneth Tropin, and members of Mr. Tropin’s family.

Fund(s): a portion of the assets of the Global Multi-Strategy Fund.

Sub-Advisory Agreements for the Funds

On or about April 1, 2014, add the following:

	Net Asset Value of Fund
Fund	First $125 million	Next $125 million*	Over $250 million**
Global Multi-Strategy (Graham)	0.90%	0.85%	0.83%
* During any period when the Fund’s Average Daily Net Assets equal or exceed $125 million, but are less than $250 million, Graham’s fee as a percentage of average daily net assets shall be 0.85% on all assets.

** During any period when the Fund’s Average Daily Net Assets equal or exceed $250 million, Graham’s fee as a percentage of average daily net assets shall be 0.83% on all assets.

INTERMEDIARY COMPENSATION

Add Northwestern Mutual Investment Services to the list of firms that receive additional payments.

APPENDIX B

Proxy Voting Policies
Add the Proxy Voting Policies for Graham Capital Management, L.P.

Graham Capital Management, L.P.

PROXY VOTING AND CLASS ACTIONS
General
Graham has adopted policies and procedures (the “Proxy Voting Policies and Procedures”) which have been designed to ensure that Graham complies with the requirements of Rule 206(4)-6 and Rule 204-2(c)(2) under the Advisers Act, and reflect Graham’s commitment to vote all client securities for which it exercises voting authority in a manner consistent with the best interest of the client. Employees who have the authority to vote client securities must familiarize themselves with and strictly adhere to Graham’s Proxy Voting Policies and Procedures.
Although the Advisers Act does not obligate advisers to adopt policies and procedures in respect of participating in class actions, in its capacity as a fiduciary to its clients Graham has nonetheless adopted such policies and procedures.
Proxy Voting Policies and Procedures
Graham has retained ISS Governance Services to assist in the proxy voting process. The CCO manages Graham’s relationship with ISS. The CCO ensures that ISS votes all proxies according to Graham’s general guidance, and retains all required documentation associated with proxy voting.

Portfolio Managers that wish to deviate from ISS’s proxy recommendations must provide the CCO with a written explanation of the reason for the deviation, as well as a representation that the employee and Graham are not conflicted in making the chosen voting decision.

Because Graham generally will vote proxies based upon the recommendations of ISS, there is little to no risk of a conflict of interest arising. However, in instances that might involve a conflict of interest between Graham and its clients, such as where a portfolio manager wishes to deviate from ISS’s recommendation or such other instances as Graham may determine, the CCO, in conjunction with the compliance committee as appropriate, will review the relevant facts and determine whether or not a material conflict of interest may arise due to business, personal or family relationships of Graham, its owners, its employees or its affiliates, with persons having an interest in the outcome of the vote. If a material conflict exists, Graham will take steps to ensure that its voting decision is based on the best interests of the client and is not a product of the conflict. Graham shall keep appropriate records demonstrating how such conflicts were resolved.
ISS will retain the following information in connection with each proxy vote:

•	The Issuer’s name;

•	The security ticker symbol or CUSIP, as applicable;

•	The shareholder meeting date;

•	The number of shares that Graham voted;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the Issuer or a security holder;

•	Whether Graham cast a vote;

•	How Graham cast its vote (for the proposal, against the proposal, or abstain); and

•	Whether Graham cast its vote with or against management.

Class Actions

As a fiduciary, Graham always seeks to act in the best interest of its clients, with good faith, loyalty, and due care. Accordingly, with respect to class actions involving any Graham funds, Graham will determine whether the fund will (a) participate in a recovery achieved through a class action, (b) opt out of the class action and separately pursue its own remedy, or (c) opt out of the class action and not pursue its own remedy. Graham’s legal department oversees the completion of Proof of Claim forms and any associated documentation the submission of such documents to the claim administrator, and the receipt of any recovered monies. Graham will maintain documentation associated with participation in class actions by any Graham Funds.

Graham, for itself or on behalf of its funds, generally does not serve as the lead plaintiff in class actions because the costs of such participation typically exceed any extra benefits that accrue to lead plaintiffs.

Disclosures to Investors

Graham includes a description of its policies and procedures regarding proxy voting and class actions in Part 2 of the Form ADV, along with a statement that Investors can contact Graham to obtain a copy of these policies and procedures and information about how Graham voted proxies.

Any request for information about proxy voting or class actions should be promptly forwarded to the CCO, who will respond to any such requests.

As a matter of policy, Graham does not disclose how it expects to vote on upcoming proxies. Additionally, Graham does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

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